                                                                   EXHIBIT 10.14

================================================================================

                    CS FIRST BOSTON MORTGAGE CAPITAL CORP.

                                              Purchaser

                                      and

                     T.A.R. PREFERRED MORTGAGE CORPORATION

                                              Seller

                     _____________________________________

                        MORTGAGE LOAN PURCHASE AGREEMENT

                           Dated as of August 1, 1996

                     _____________________________________

         Conventional Residential Fixed Rate Second Lien Mortgage Loans

================================================================================

                               TABLE OF CONTENTS
                               -----------------

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                                                                  ----
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SECTION 1.       DEFINITIONS...................................      1
SECTION 2.       AGREEMENT TO PURCHASE.........................      1
SECTION 3.       MORTGAGE SCHEDULES............................      2
SECTION 4.       PURCHASE PRICE................................      2
SECTION 5.       EXAMINATION OF MORTGAGE FILES.................      3
SECTION 6.       REPRESENTATIONS, WARRANTIES AND AGREEMENT
                 OF SELLER.....................................      3
SECTION 7.       REPRESENTATIONS, WARRANTIES AND AGREEMENT
                 OF PURCHASER..................................      5
SECTION 8.       CLOSING.......................................      5
SECTION 9.       CLOSING DOCUMENTS.............................      6
SECTION 10.      COSTS.........................................      8
SECTION 11.      SERVICING.....................................      8
SECTION 12.      FINANCIAL STATEMENTS..........................      9
SECTION 13.      MANDATORY DELIVERY, GRANT OF SECURITY INTEREST      9
SECTION 14.      PROTECTION OF CONFIDENTIAL INFORMATION........     10
SECTION 15.      NOTICES.......................................     10
SECTION 16.      SEVERABILITY CLAUSE...........................     10
SECTION 17.      COUNTERPARTS..................................     11
SECTION 18.      PLACE OF DELIVERY AND GOVERNING LAW...........     11
SECTION 19.      FURTHER AGREEMENTS............................     11
SECTION 20.      INTENTION OF THE PARTIES......................     11

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                                                                  ----

SECTION 21.      SUCCESSORS AND ASSIGNS; ASSIGNMENT OF
                 PURCHASE AGREEMENT............................     12
SECTION 22.      WAIVERS; OTHER AGREEMENTS.....................     12
SECTION 23.      EXHIBITS......................................     12
SECTION 24.      GENERAL INTERPRETIVE PRINCIPLES...............     12
SECTION 25.      REPRODUCTION OF DOCUMENTS.....................     13
SECTION 26.      RESERVE FUND..................................
SECTION 27.      PURCHASE OPTION...............................

                                   EXHIBITS
                                   --------

EXHIBIT 1      FORM OF SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 2      FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT 3      FORM OF OPINION OF COUNSEL TO THE CUSTODIAN
EXHIBIT 4      FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT 5      FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT 6      SCHEDULE OF MORTGAGE LOANS

                       MORTGAGE LOAN PURCHASE AGREEMENT
                       --------------------------------

          This is a Mortgage Loan Purchase Agreement (the "Agreement"), dated as
                                                           ---------
of August 1, 1996, by and between CS First Boston Mortgage Capital Corp., having an office at Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055 (the "Purchaser") and T.A.R. Preferred Mortgage Corporation, having an office at
      ---------
19782 MacArthur Boulevard, Suite 250, Irvine, California 92715 (the "Seller").
                                                                     ------

                              W I T N E S S E T H
                              - - - - - - - - - -

          WHEREAS, the Seller agrees to sell, from time to time, to the Purchaser, and the Purchaser agrees to purchase, from time to time, from the Seller certain conventional residential fixed rate second lien mortgage loans (the "Mortgage Loans") on a servicing released basis as described herein and
      --------------
which shall be delivered on various dates as provided herein (each a "Closing Date");

          WHEREAS, the Mortgage Loans shall be delivered as whole loans;

          WHEREAS, the parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected;

          NOW THEREFORE, in consideration of the promises and the mutual agreements set forth herein, the parties hereto agree as follows:

          SECTION 1.  Definitions. All capitalized terms not otherwise defined
                      -----------
herein have the respective meanings set forth in the Seller's Warranties Agreement, dated as of the date herewith (the "Seller's Warranties Agreement").
                                               -----------------------------
The following terms are defined as follows (except as otherwise agreed by the parties):

          Closing Date:  The dates or dates on which the Purchaser from time to
          ------------   time shall purchase and the Seller from time to time
                         shall sell, the Mortgage Loans listed on the related
                         Mortgage Schedule with respect to the related Closing
                         Date. The Closing Date for such Mortgage Loans shall be as respectively set forth on the Mortgage Loan Schedule or such other date or dates as are mutually agreed upon by the parties; provided that a Closing Date shall not occur more than once during any week.

          Cut-off Date:  The first day of the month in which the related Closing
          ------------   Date occurs.


          SECTION 2.  Agreement to Purchase.  The Seller agrees to sell, from
                      ---------------------
time to time, and the Purchaser agrees to purchase, from time to time, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the Purchase Price and Terms Letter, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date. The Mortgage Loans will be delivered pursuant to a Seller's Warranties Agreement, between the Purchaser and the Seller.

          SECTION 3.  Mortgage Schedules.  The Seller, from time to time, shall
                      ------------------
provide the Purchaser with certain information constituting a preliminary listing of the Mortgage Loans to be purchased on each Closing Date in accordance with the related Purchase Price and Terms Letter (the "Preliminary Mortgage
                                                       --------------------
Schedule").  The Purchaser shall select from among the Mortgage Loans listed on
--------
the Preliminary Mortgage Schedule such Mortgage Loans that satisfy the pool parameters individually and in the aggregate as set forth in [the Purchase Price and Terms Letter] and shall create a schedule describing such Mortgage Loans (the "Mortgage Loan Schedule") substantially in the form attached hereto as
      ----------------------
Exhibit 6.  Following such selection and any additional adjustments as specified
---------
in the following paragraph, and prior to the related Closing Date, the Seller and the Purchaser shall agree upon a final mortgage schedule (the "Closing
                                                                   -------
Schedule"), setting forth all of the Mortgage Loans to be purchased under this
--------
Agreement. The Closing Schedule shall conform to the definition of "Mortgage Loan Schedule" under the Seller's Warranties Agreement. The Closing Schedule shall be used as the Mortgage Loan Schedule under the Seller's Warranties Agreement with respect to such Closing Date.

          The Seller shall deliver the Closing Schedule to the Purchaser three
(3) Business Days prior to the related Closing Date. The Closing Schedule shall be the Mortgage Loan Schedule with the following adjustments: (a) the Seller shall delete (i) those Mortgage Loans identified by the Purchaser prior to the related Closing Date as not conforming to its requirements (ii) those Mortgage Loans which have been prepaid in full prior to the related Closing Date, or as to which the representations and warranties of the Seller (as described in Section 6 hereof) cannot be made as of the related Closing Date; and (b) the Seller may substitute, for those Mortgage Loans deleted in (a) above, those Mortgage Loans acceptable to the Purchaser.

          SECTION 4.  Purchase Price.  The purchase price for the Mortgage Loans
                      --------------
(the "Purchase Price") shall be the percentage of par as stated in the
      --------------
applicable Purchase Price and Terms Letter (subject to adjustment as provided therein) multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans listed on the related Closing Schedule, after application of actual payments received on or before the related Cut-off Date.

          In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at each closing, accrued interest on the initial principal amount of each Mortgage Loan at the applicable Mortgage Interest Rate from the date interest was last paid thereon through the day prior to the related Closing Date, inclusive.

          The Purchaser shall be entitled to (1) all principal received after the related Cut-off Date, (2) all other recoveries of principal collected after the related Cut-off Date, and (3) all payments of interest on the Mortgage Loans at the Mortgage Interest Rate. The principal balance of each Mortgage Loan as of the related Cut-off Date is determined after application of payments of principal received on or before such Cut-off Date..

          SECTION 5.  Examination of Mortgage Files.  Prior to the related
                      -----------------------------
Closing Date, the Seller shall (a) deliver to the Purchaser in escrow, for examination, the Mortgage File for each Mortgage Loan, including a copy of the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the Mortgage Files available to the Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Purchaser and the Seller. Such examination may be made by the Purchaser, or by any prospective purchaser of the Mortgage Loans from the Purchaser, at any time before or after the related Closing Date upon prior reasonable notice to the Seller. If the Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans which do not conform to its requirements, such Mortgage Loans shall be deleted from the related Closing Schedule, and, pursuant to Section 3 of this Agreement, may be replaced by substitute Mortgage Loans acceptable to the Purchaser. The Purchaser may, at its option and without notice to the Seller, purchase all or part of the Mortgage Loans without conducting any partial or complete examination. The fact that the Purchaser or any prospective purchaser of the Mortgage Loans has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser's (or any of its successor's) rights to demand repurchase, substitution or other relief as provided under the related Seller's Warranties Agreement.

          SECTION 6.  Representations, Warranties and Agreements of Seller.  (a)
                      ----------------------------------------------------
The Seller agrees and acknowledges that it shall, as a condition to the consummation of the transactions contemplated hereby, make the representations and warranties specified in Section 3.01 and 3.02 of the Seller's Warranties Agreement, as of the related Closing Date. The Seller's Warranties Agreement shall require the Seller to repurchase any Mortgage Loan with respect to which a material breach of a representation or warranty is discovered and cannot be cured and shall require the Seller to indemnify the Purchaser therefor. Notwithstanding anything to the contrary set forth in the Seller's Warranties Agreement, in the event that the percentage of par used to calculate the Purchase Price is greater than par, the price for such repurchase shall be equal to the sum of (a)(i) the outstanding principal balance of the Mortgage Loan to be repurchased multiplied by (ii) the percentage of par used to calculate the Purchase Price (the "Purchase Price Percentage") as set forth in the related
                     -------------------------
Purchase Price and Terms Letter and (b) accrued interest on the outstanding principal balance of such Mortgage Loan from the date on which interest has last been paid to the date of repurchase (the "Repurchase Price"). The foregoing
                                          ----------------
provision shall survive each Closing Date and shall be independently enforceable by the Purchaser.

          In the event that the Purchaser resells any or all of the Mortgage Loans to any subsequent purchaser (each a "Subsequent Purchaser") and (i) the
                                           --------------------
Seller is provided with notice of a breach of a representation or warranty of a Mortgage Loan(s); (ii) such notice results in a repurchase by the Seller of a Mortgage Loan(s) from the Subsequent Purchaser and

(iii) the Purchaser is required to remit to any Subsequent Purchaser any sum (which represents any or all of the excess over par paid by such Subsequent Purchaser for such Mortgage Loan(s); such sum, the "Excess Amount"), then the
                                                    -------------
Seller shall remit to the Purchaser within 3 Business Days of receipt of notice from the Purchaser, the difference between the Purchase Price Percentage and par, multiplied by the then outstanding unpaid principal balance of the Repurchased Mortgage Loan. In connection with the requirements of this paragraph, in no event will the Seller be required to pay in the aggregate with respect to any Mortgage Loan any amount in excess of the Repurchase Price set forth in the preceding paragraph. The foregoing provision shall survive the related Closing Date and shall be independently enforceable by the Purchaser.

          (b) The Seller, without conceding that the Mortgage Loans are securities, hereby makes the following additional representations, warranties and agreements which shall be deemed to have been made as of the related Closing
Date:

          i) neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loans, any interest in any Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "1933 Act") or which would render the disposition of any Mortgage Loans a
      --------
violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

          ii) the Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser.

          (c) Notwithstanding anything to the contrary set forth herein, and in addition to all rights and remedies set forth herein and in the Seller's Warranties Agreement, at any time from each Closing Date until the 180th day after the final Closing Date hereunder (or if such 180th day is not a Business Day, the next succeeding Business Day), the Purchaser shall have the right to cause the Seller to repurchase any or all of the Mortgage Loans purchased on such Closing Date hereunder by giving notice to the Seller at least one (1) Business Day prior to such date of repurchase. Any repurchase by the Seller pursuant to this paragraph shall be at the Repurchase Price set forth in Section 6(a) of this Purchase Agreement, notwithstanding any provision to the contrary set forth in the Seller's Warranties Agreement, which Repurchase Price shall be remitted to the Purchaser in accordance with the second paragraph of Section
3.03 of the Seller's Warranties Agreement. Any repurchased Mortgage Loans shall be removed from the terms of this Agreement and the Seller's

Warranties Agreement in accordance with Section 3.03 thereof. The foregoing provision shall survive each Closing Date and shall be independently enforceable by the Purchaser.

          SECTION 7.  Representations, Warranties and Agreement of Purchaser.
                      ------------------------------------------------------
The Purchaser, without conceding that the Mortgage Loans are securities, hereby makes the following representations, warranties and agreements, which shall have been deemed to have been made as of the related Closing Date:

          a) the Purchaser understands that the Mortgage Loans have not been registered under the 1933 Act or the securities laws of any state;

          b) the Purchaser is acquiring the Mortgage Loans for its own account only and not for any other person;

          c) the Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          d) the Purchaser has been furnished with all information regarding the Mortgage Loans which it has requested from the Seller or the Company; and

          e) neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Mortgage Loan, any interest in any Mortgage Loan or any other similar security from, or otherwise approached or negotiated with respect to any Mortgage Loan, any interest in any Mortgage Loan or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the 1933 Act or which would render the disposition of any Mortgage Loan a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

          SECTION 8.  Closing.  The closing for the purchase and sale of each
                      -------
Mortgage Loan, shall take place on the related Closing Date. At the Purchaser's option, the Closings shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

          Each closing shall be subject to each of the following conditions:

          a) all of the representations and warranties of the Seller under this Agreement and under the Seller's Warranties Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the Seller's Warranties Agreement;

          b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

          c) the Seller shall have delivered and released to the Custodian under the Seller's Warranties Agreement all documents required pursuant to the Custodial Agreement;

          d) the Seller shall have deposited the Reserve Amount in the Reserve Fund;

          e) the Purchaser and Advanta Mortgage Corp. USA shall have executed the Loan Servicing Agreement, in form and substance acceptable to the Purchaser; and

          f) all other terms and conditions of this Agreement shall have been complied with.

          Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price pursuant to Section 4 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

          SECTION 9.  Closing Documents.  The Closing Documents shall consist of
                      -----------------
fully executed originals of the following documents:

          A.   With respect to the initial Closing Date:

          1. the Seller's Warranties Agreement, dated as of the Cut-off Date, in three counterparts;

          2. this Agreement, dated as of the Cut-off Date, in three counterparts;

          3. the Custodial Agreement, dated as of the Cut-off Date, in four counterparts, in the form attached as an exhibit to the Seller's Warranties Agreement;

          4. the Loan Servicing Agreement, between the Purchaser and Advanta Mortgage Corp. USA, dated as of the Cut-off Date, in three counterparts;

          5.   the Assignment and Conveyance, substantially in the form of

               Exhibit H to the Seller's Warranties Agreement, in three
               ---------
               counterparts;

          6. the related Closing Schedule, one copy to be attached to the Assignment and Conveyance and to the Custodial Agreement, as the Mortgage Loan Schedule thereto;

          7. a Custodian's Trust Receipt, as required under the Custodial Agreement in the form of Exhibit 1 to the Custodial Agreement;
                                        ---------

          8. a Custodial Account Certification or Custodial Account Letter Agreement as required under the Loan Servicing Agreement;

          9. an Escrow Account Certification or Escrow Account Letter Agreement, as required under the Loan Servicing Agreement;

          10.  an Officer's Certificate of the Seller, in the form of Exhibit 1
                                                                      ---------
               hereto, including all attachments thereto;

          11.  an Opinion of Counsel of the Seller, in the form of Exhibit 2
                                                                   ---------
               hereto;

          12. an Opinion of Counsel of the Custodian, in the form of Exhibit 3 hereto;

          13.  a Security Release Certification, in the form of Exhibit 4 hereto
                                                                ---------
               (for a Seller which is a member of the Federal Home Loan Bank System), executed by the applicable regional Federal Home Loan Bank and, if applicable, in the form of Exhibit 5 hereto executed
                                                       ---------
               by any other person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person;

          14. a Certificate of the Seller and an opinion of counsel of the Seller stating that the related Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien; and

          15. a Certificate of other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name.

          B.   With respect to each subsequent Closing Date:

          1.   the Assignment and Conveyance, substantially in the form of

               Exhibit H to the Seller's Warranties Agreement, in three
               ---------
               counterparts;

          2. the related Closing Schedule, one copy to be attached to the Assignment and Conveyance and to the Custodial Agreement, as the Mortgage Loan Schedule thereto;

          3. a Custodian's Trust Receipt, as required under the Custodial Agreement in the form of Exhibit 1 to the Custodial Agreement;
                                        ---------

          4.   at the Purchaser's option, an Officer's Certificate of the
               Seller, in the form of Exhibit 1 hereto, including all
                                      ---------
               attachments thereto;

          5. at the Purchaser's option, an Opinion of Counsel of the Seller, in the form of Exhibit 2 hereto;
                              ---------

          6.   a Security Release Certification, in the form of Exhibit 4 hereto
                                                                ---------
               (for a Seller which is a member of the Federal Home Loan Bank System), executed by the applicable regional Federal Home Loan Bank and, if applicable, in the form of Exhibit 5 hereto executed
                                                       ---------
               by any other person, as requested by the Purchaser, if any of the Mortgage Loans have at any time been subject to any security interest, pledge or hypothecation for the benefit of such person;

          8. a Certificate of the Seller and an opinion of counsel of the Seller stating that the Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien; and

          9. a Certificate of other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name.

          SECTION 10.  Costs.  The Purchaser shall pay any commissions due its
                       -----
salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including custodial fees, recording fees, fees for title policy endorsements and continuations and the Seller's attorney's fees, shall be paid by the Seller.

          SECTION 11.  Servicing.  The Mortgage Loans have been sold by the
                       ---------
Seller to the Purchaser on a servicing released basis. Subject to, and upon the terms and conditions of this Agreement and the Seller's Warranties Agreement, the Seller shall sell, transfer, assign and deliver to the Purchaser the Servicing Rights.

          SECTION 12.  Financial Statements.  The Seller understands that in
                       --------------------
connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers a Consolidated Statement of Operations of the Seller for the most recently completed five fiscal years respecting which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Purchaser shall also make available any comparable interim statements to the extent any such statements have been prepared by the

Seller in a format intended or otherwise suitable for the public at large. The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller shall also make available information on its servicing performance with respect to loans in its own portfolio and loans serviced for others (if any), including loss and delinquency ratios.

          The Seller also agrees to allow access to a knowledgeable (as shall be determined by the Seller) financial or accounting officer for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller or the financial statements of the Seller.

          SECTION 13.  Mandatory Delivery, Grant of Security Interest.  (a) The
                       ----------------------------------------------
sale and delivery on each Closing Date of the Mortgage Loans described on the related Closing Schedule is mandatory, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver the Mortgage Loans on or before the related Closing Date.
The Seller hereby grants to the Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Purchaser subject to the Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and to accept at the Purchaser's sole option another Mortgage Loan to be substituted therefor, and (ii) obligation to pay the Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

          (b) The Seller and the Purchaser intend that the transactions hereunder be sales to the Seller of the Mortgage Loans and not loans from the Purchaser to the Seller secured by the Mortgage Loans. However, in order to preserve the Purchaser's rights under this Agreement in the event that a court or other forum recharacterizes the transactions hereunder as loans and as security for the performance by the Seller of all of the Seller's obligations to the Purchaser under this Agreement and the transactions entered into pursuant to this Agreement, the Seller grants to the Purchaser a first priority security interest in all of the Mortgage Loans, this Agreement, the Reserve Fund and in account # 21070 maintained with the Custodian, and any other contract rights, general intangibles and other assets relating to the Mortgage Loans or any interest in the Mortgage Loans as of each applicable Closing Date, with respect to all transactions hereunder and all proceeds thereof.

          SECTION 14.  Protection of Confidential Information.  (a)  The Seller
                       --------------------------------------
shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the Purchase Price paid by the Purchaser for the Mortgage Loans, except to the extent that it is appropriate for the Seller to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies. The Seller agrees that the Purchaser has or will introduce buyers of mortgage loans to the Seller, that buyers of mortgage loans are customers of the Purchaser and that the relationship of the Purchaser to the buyers of mortgage loans are confidential. The Seller agrees, for a period of two years following each Closing Date with respect to a particular buyer of mortgage loans, the Seller will not, for the purpose of buying and selling other mortgage loans, communicate with or sell such other mortgage loans to such buyer unless such buyer (or an affiliate of the buyer) is or has been independently introduced to, or independently solicited the Seller or has engaged in mortgage banking transactions with the Seller prior to each Closing Date, provided, however, that the foregoing shall not apply to a buyer of mortgage loans which is the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation.

          (b) The Purchaser shall keep confidential and shall not divulge to any party, without the Seller's written consent, any financial information regarding the Seller obtained by the Purchaser from the Seller, except to the extent that (i) such information is publicly available, (ii) the Purchaser discloses such information in connection with a resale of some or all of the Mortgage Loans to a potential purchaser, or in connection with a securitization of some or all of the Mortgage Loans, to rating agencies, or other Persons involved in any such securitization, or (iii) it is appropriate for the Purchaser to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies, or (iv) such disclosure is required by law.

          SECTION 15.  Notices.  All demands, notices and communications
                       -------
hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

          SECTION 16.  Severability Clause.  Any part, provision, representation
                       -------------------
or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

          SECTION 17.  Counterparts.  This Agreement may be executed
                       ------------
simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

          SECTION 18.  PLACE OF DELIVERY AND GOVERNING LAW.  THIS AGREEMENT
                       -----------------------------------
SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

          SECTION 19.  Further Agreements.  The Purchaser and the Seller each
                       ------------------
agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

          Without limiting the generality of the foregoing, the Seller shall cooperate with the Purchaser in connection with the initial resales of the Mortgage Loans by the Purchaser. In that connection, the Seller shall provide to the Purchaser: (i) any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request; and (ii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Purchaser in connection with such resales. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the Purchaser in writing of the estimated amount of such expense. The Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

          SECTION 20.  Intention of the Parties.  It is the intention of the
                       ------------------------
parties that the Purchaser is purchasing, and the Seller is selling, an undivided 100% ownership interest in the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans.
Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

          SECTION 21.  Successors and Assigns; Assignment of Purchase Agreement.
                       --------------------------------------------------------
This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

          SECTION 22.  Waivers; Other Agreements.  No term or provision of this
                       -------------------------
Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          SECTION 23.  Exhibits.  The exhibits to this Agreement are hereby
                       --------
incorporated and made a part hereof and are an integral part of this Agreement.

          SECTION 24.  General Interpretive Principles.  For purposes of this
                       -------------------------------
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

          (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

          (d)  a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

          SECTION 25.  Reproduction of Documents.  This Agreement and all
                       -------------------------
documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

          SECTION  26.  Reserve Fund.  In addition to the Seller's obligations
                        ------------
as set forth in the Seller's Warranties Agreement, on each Closing Date upon receipt of the Purchase Price from the Purchaser, the Seller shall deposit with the Custodian in immediately available funds to an account maintained with the Custodian for the benefit of and in the name of the Purchaser (the "Reserve
                                                                    -------
Fund"), a portion of such Purchase Price received from the Purchaser in an amount equal to 50 basis points (0.50%) multiplied by the aggregate outstanding principal balance of the Mortgage Loans being purchased by the Seller on the related Closing Date (such amount, the "Reserve Amount"). The Purchaser shall
                                        --------------
own the Reserve Amount in its entirety and shall be entitled, in its sole discretion, to withdraw all or a portion of the Reserve Amount from the Reserve Fund at any time for any reason including, without limitation, in order to reimburse itself for any actual losses incurred by it with respect to the Mortgage Loans (other than for a breach of a representation and warranty set forth in the Seller's Warranties Agreement, for which the Purchaser's sole recourse shall be a repurchase of the related Mortgage Loan and indemnification, as provided in Section 3.03 of the Seller's Warranties Agreement, or losses resulting from the Purchaser's breach of this Agreement or any other agreement between the Purchaser and the Seller), or as credit enhancement in connection with any securitization or resale of all or a portion of the Mortgage Loans (such amount allocated to credit enhancement being limited to 50 basis points (0.50%) multiplied by the aggregate outstanding principal balance of the Mortgage Loans being securitized or resold), notwithstanding any termination of the Seller's Warranties Agreement in connection with such securitization. The Purchaser shall have the exclusive right to withdraw funds from the Reserve Fund and the Reserve Fund shall be a "no access" account to the Seller. Notwithstanding anything to the contrary set forth herein, in the event the Seller is required to repurchase a Mortgage Loan from the Purchaser pursuant to
Section 6(c) hereof, at the Seller's option either that portion of the Reserve Amount which relates to the repurchased Mortgage Loan shall be remitted by the Purchaser to the Seller within three (3) Business Days following the repurchase of the Mortgage Loan by the Seller or such amount shall be offset against the Repurchase Price and the Purchaser shall have the right to withdraw the same from the Reserve Fund. Upon the termination of the Seller's Warranties Agreement, all funds remaining in the Reserve Fund shall be the sole and exclusive property of the Purchaser, provided, however, that upon the payment in full or liquidation of all of the Mortgage Loans, all funds remaining in the Reserve Fund shall be remitted by the Purchaser to the Seller within three (3) Business Days following receipt by the Purchaser of evidence from the Seller that a payment in full or liquidation has occurred with respect to all of the Mortgage Loans. The Custodian shall invest any funds deposited in the Reserve Fund in investments as directed by the Purchaser to the Custodian in writing. All interest earned on funds deposited in the Reserve Fund shall remain in the Reserve Fund and shall be part of the Reserve Amount. The establishment of the Reserve Fund shall in no way relieve or excuse the Seller from its obligations under this Agreement or the Seller's Warranties Agreement, including, but not limited to, the Seller's obligation to repurchase a Mortgage Loan and indemnify the Purchaser as set forth in the Seller's Warranties Agreement. The foregoing provision shall survive each Closing Date and shall be independently enforceable by the Purchaser.

          SECTION  27.  Purchase Option.  The Purchaser and the Seller agree
                        ---------------
that, for a period beginning on the final Closing Date identified in that certain Purchase Price and Terms Letter, dated June 27, 1996 between the Seller and the Purchaser (the "Original Commitment Letter") and ending December 30,
                        --------------------------
1997 (the "Option Period"), the Purchaser shall have the right to purchase any
           -------------
mortgage loans originated by the Seller until the Purchaser purchases mortgage loans in an amount not to exceed $600,000,000 in the aggregate (such amount, the "Option Amount"), which meet the Underwriting Guidelines or any underwriting
 -------------
guidelines substantially similar to the Underwriting Guidelines during such Option Period (the "Additional Mortgage Loans"), on the terms and conditions set
                    -------------------------
forth below. On any Closing Date for the purchase and sale of Additional Mortgage Loans, the weighted average gross coupon for the Additional Mortgage Loans being sold on such Closing Date shall be approximately equal to (which shall mean for purposes of this Section 27, plus or minus 10 basis points) the offer side yield for the "on the run" five year U.S. Treasury Note as quoted on Page 500 of Telerate plus 700 basis points. Subject to the following sentences, the purchase price for any Additional Mortgage Loans purchased by the Purchaser (the "Additional Mortgage Loan Purchase Price") shall be calculated such that
      ---------------------------------------
the corporate bond equivalent yield for the Additional Mortgage Loans, being sold on such Closing Date, will be equivalent to the corporate bond equivalent yield for the straight line interpolated offer side yield of the "on the run" four year U.S. Treasury Note plus a spread of 475 basis points, calculated using a fifteen year stated maturity, a servicing fee of 0.375 of 1%, a 48 day delay and a prepayment speed of 20 CPR; provided, however, in no event shall the percentage of par used to calculate the Additional Mortgage Loan Purchase Price be greater than the percentage of par used to calculate the Purchase Price in the Original Commitment Letter.

          In addition to the foregoing, the Purchaser shall also have the right, to be exercised in its sole discretion, to reprice the Additional Mortgage Loans purchased and sold hereunder each time the Purchaser has purchased Additional Mortgage Loans having an aggregate outstanding principal balance of $100,000,000 (each group shall be designated a "Mortgage Loan Package"). Each Mortgage Loan Package shall have the following characteristics: (i) no more than 5% of the Additional Mortgage Loans have a CLTV equal to or greater than 125%, (ii) the weighted average CLTV of the Additional Mortgage Loans is no greater than 92%,
(iii) no Additional Mortgage Loan has a FICO score less than 620, (iv) the weighted average FICO score of the Additional Mortgage Loans is not less than 680, and (v) at least 80% of the Mortgage Files contain a drive-by appraisal conducted within six months prior to the related Closing Date. In the event a Mortgage Loan Package fails to conform to these characteristics the Purchaser shall have the option to reprice the Additional Mortgage Loans included in the related Mortgage Loan Package.

          The Purchaser may exercise its right to purchase the Additional Mortgage Loans originated by the Seller during the Option Period by indicating to the Seller in writing within five (5) Business Days following the Purchaser's completion of a due diligence review of any Additional Mortgage Loans (which review shall be completed within fifteen
(15) Business Days following receipt by the Purchaser of all of the documentation reasonably required by the Purchaser in order to complete its due diligence review) that the Purchaser will purchase such Additional Mortgage Loans from the Seller. In the event the Seller fails to deliver to the Purchaser by June 30, 1997 Additional Mortgage Loans in an amount equal to $450,000,000, the Purchaser shall have an exclusive right of first refusal until the earlier to occur of (x) December 30, 1997 and (y) the purchase by the Purchaser of Additional Mortgage Loans with an aggregate outstanding principal balance equal to at least the Option Amount, to purchase Additional Mortgage Loans such that the aggregate outstanding principal balance of the Additional Mortgage Loans purchased by the Purchaser shall be at least equal to the Option Amount. In addition to the foregoing, in the event the Seller fails to deliver to the Purchaser by September 30, 1997 Additional Mortgage Loans with an aggregate outstanding principal balance at least equal to the Option Amount, the Seller shall pay to the Purchaser a pair-off fee equal to 100 basis points (1.00%) multiplied by the difference between (a) the Option Amount and (b) the actual amount of Additional Mortgage Loans delivered to the Purchaser by the Seller as of September 30, 1997. In the event that as of December 30, 1997, the Seller fails to deliver to the Purchaser Additional Mortgage Loans with an aggregate outstanding principal balance at least equal to the Option Amount, at the Purchaser's option, the Seller shall either (A) pay to the Purchaser a pair-off fee equal to 200 basis points (2.00%) multiplied by the difference between (i) the Option Amount and (ii) the actual aggregate outstanding principal balance of Additional Mortgage Loans delivered to the Purchaser by the Seller as of December 30, 1997, or (B) deliver to the Purchaser Additional Mortgage Loans such that the aggregate outstanding principal balance of the Additional Mortgage Loans delivered to the Purchaser shall at least equal the Option Amount. Any Additional Mortgage Loans purchased by the Purchaser shall be purchased pursuant and subject to this Agreement and the Seller's Warranties Agreement, unless otherwise mutually agreed by the parties hereto.

          Notwithstanding and in addition to the foregoing, in the event (a) the Purchaser declines to purchase any of the Additional Mortgage Loans as described in this Section or (b) the Purchaser causes the Seller to repurchase any of the Mortgage Loans pursuant to Section 6(c) hereof (the "Repurchased Mortgage
                                                     --------------------
Loans") and the Seller subsequently securitizes the Repurchased Mortgage Loans, the Purchaser shall have the exclusive right, to be exercised at its sole option, to act as exclusive underwriter and/or placement agent on an offering by the Seller of securities backed by any or all of the Additional Mortgage Loans and/or the Repurchased Mortgage Loans (the "Securitization"), at an underwriting
                                            --------------
fee which shall be equal to the underwriting fee charged by the Purchaser, determined as of the closing date for the related Securitization, as the Purchaser's fee for underwriting securities collateralized by mortgage loans which were similar in size and product type as the related Securitization. The foregoing provision shall survive each Closing Date and shall be independently enforceable by the Purchaser.

                  [Signatures Commence on the Following Page]

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                              CS FIRST BOSTON MORTGAGE CAPITAL
                              CORP.
                                 (Purchaser)


                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                              T.A.R. PREFERRED MORTGAGE
                              CORPORATION
                                 (Seller)



                              By:_____________________________________
                              Name:___________________________________
                              Title:__________________________________

                                                                       EXHIBIT 1
                                                                       ---------

                     FORM OF SELLER'S OFFICER'S CERTIFICATE

          I, ____________________, hereby certify that I am the duly elected [Vice] President of T.A.R. Preferred Mortgage Corporation, a [state] [federally] chartered institution organized under the laws of the [state of ____________] [United States], (the "Seller") and further as follows:

          1.   Attached hereto as Exhibit A is a true, correct and complete copy
                                  ---------
     of the charter of the Seller which is in full force and effect on the date hereof and which has been in effect without amendment, waiver, rescission or modification.

          2.   Attached hereto as Exhibit B is a true, correct and complete copy
                                  ---------
     of the bylaws of the Seller which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification.

          3.   Attached hereto as Exhibit C is an original certificate of good
                                  ---------
     standing of the Seller, issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

          4.   Attached hereto as Exhibit D is a true, correct and complete copy
                                  ---------
     of the corporate resolutions of the Board of Directors of the Seller authorizing the Seller to execute and deliver each of the Purchase Agreement, the Seller's Warranties Agreement, and the Custodial Agreement (each as defined below) by original signature, and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature, and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver rescission or modification.

          5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Mortgage Loan Purchase Agreement, dated as of August 1, 1996 (the

     "Purchase Agreement"), by and between the Seller and CS First Boston
     -------------------
     Mortgage Capital Corp. (the "Purchaser") and the Seller's Warranties
                                  ---------
     Agreement, dated as of August 1, 1996, by and between the Seller and the Purchaser (the "Seller's Warranties Agreement") and the Custodial Agreement
                     -----------------------------
     dated as of August 1, 1996 (the "Custodial Agreement") by and among the
                                      -------------------
     Seller, the Purchaser, Advanta Mortgage Corp. USA (the "Servicer") and
                                                             --------
     Bankers Trust Company of California, N.A. (the "Custodian") or the sale of
                                                     ---------
     the Mortgage Loans or the consummation of the transactions contemplated by the Agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Seller.

          6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase Agreement, the Seller's Warranties Agreement and the Custodial Agreement, conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

          7. To the best of my knowledge, there is no action, suit, proceeding or investigation pending or threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into question the validity of the Purchase Agreement, the Seller's Warranties Agreement, the Custodial Agreement or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement, the Seller's Warranties Agreement or the Custodial Agreement.

          8.   Each person listed on Exhibit E attached hereto who, as an
                                     ---------
     officer or representative of the Seller, signed (a) the Purchase Agreement,
     (b) the Seller's Warranties Agreement, (c) the Custodial Agreement, and (d) any other document delivered prior hereto or on the date hereof in connection with any purchase described in the Agreement was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Seller, who holds the office set forth opposite his or her name on Exhibit E, and
                                                                ---------
     the signatures of such persons appearing on such documents are their genuine signatures.

          9. The Seller is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement, the Seller's Warranties Agreement and the Custodial Agreement.

          10. The Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien.

                              EXHIBIT 1 - PAGE 2

          IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:______________________          By:________________________________
                                    Name:________________________________
  [Seal]                            Title:         [Vice] President

          I, ________________________, an [Assistant] Secretary of T.A.R.
Preferred Mortgage Corporation, hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Seller and that the signature appearing above is [her] [his] genuine signature.

          IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:______________________          By:________________________________
                                    Name:________________________________
  [Seal]                            Title:      [Assistant] Secretary

                              EXHIBIT 1 - PAGE 3

                                              EXHIBIT E to
                                              Seller's Officer's Certificate



     Name                Title                Signature
     ----                -----                ---------

                                              ____________________

                                              ____________________

                                              ____________________

                                              ____________________

                                              ____________________

                                              ____________________

                              EXHIBIT 1 - PAGE 4

                                                                       EXHIBIT 2
                                                                       ---------

                   FORM OF OPINION OF COUNSEL TO THE SELLER

                                    (date)

CS First Boston Mortgage Capital Corp.
Park Avenue Plaza
55 East 52nd Street
New York, New York 10055

Dear Sirs and Mesdames:

          You have requested [our] [my] opinion, as [Assistant] General Counsel to T.A.R. Preferred Mortgage Corporation (the "Seller"), with respect to certain matters in connection with the sale by the Seller of the Mortgage Loans pursuant to that certain Mortgage Loan Purchase Agreement by and between the Seller and CS First Boston Mortgage Capital Corp. (the "Purchaser"), dated as of August 1,
                                             ---------
1996, (the "Purchase Agreement") which sale is in the form of whole Mortgage
            ------------------
Loans delivered pursuant to a Seller's Warranties Agreement, dated as of August 1, 1996 by and between the Seller and the Purchaser (the "Seller's Warranties
                                                          -------------------
Agreement") being executed contemporaneously with a Custodial Agreement by and
---------
among the Seller, the Purchaser, Advanta Mortgage Corp. USA (the "Servicer") and
                                                                  --------
Bankers Trust Company of California, N.A. (the "Custodian") (the "Custodial
                                                ---------         ---------
Agreement"). Capitalized terms not otherwise defined herein have the meanings
---------
set forth in the Purchase Agreement and the Seller's Warranties Agreement.

          [We] [I] have examined the following documents:

          1.   the Purchase Agreement;

          2.   the Seller's Warranties Agreement;

          3.   the form of Assignment of Mortgage;

          4.   the form of endorsement of the Mortgage Notes;

          5.   the Custodial Agreement; and

          6. such other documents, records and papers as we have deemed necessary and relevant as a basis for this opinion.

          To the extent [we] [I] have deemed necessary and proper, [we] [I] have relied upon the representations and warranties of the Seller contained in the Purchase Agreement and in the Seller's Warranties Agreement. [We] [I] have assumed the authenticity of all documents submitted to me as originals, the genuineness of all signatures, the legal capacity of natural persons and the conformity to the originals of all documents.

          Based upon the foregoing, it is [our] [my] opinion that:

     1. The Seller is a [federally chartered stock savings and loan association] duly organized, validly existing and in good standing under the laws of the [United States] and is qualified to transact business in, and is in good standing under, the laws of the state of
          _________________.

     2. The Seller has the power to engage in the transactions contemplated by the Purchase Agreement and the Seller's Warranties Agreement and all requisite power, authority and legal right to execute and deliver the Purchase Agreement, the Seller's Warranties Agreement, the Custodial Agreement, and the Mortgage Loans and to perform and observe the terms and conditions of such instruments.

     3. Each of the Purchase Agreement, the Seller's Warranties Agreement, the Custodial Agreement and the Mortgage Loans has been duly authorized, executed and delivered by the Seller and is a legal, valid and binding agreement enforceable in accordance with its respective terms against the Seller, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided thereunder or with the Purchaser's ownership of the Mortgage Loans.

     4. The Seller has been duly authorized to allow any of its officers to execute any and all documents by original signature in order to complete the transactions contemplated by the Purchase Agreement, the Seller's Warranties Agreement, and the Custodial Agreement, and by original [or facsimile] signature in order to execute the endorsements to the Mortgage Notes and the Assignments of Mortgages, and the original [or facsimile] signature of the officer at the Seller executing the endorsements to the Mortgage Notes and the Assignments of Mortgages represents the legal and valid signature of said officer of the Seller. The Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien.

     5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with the Purchase Agreement, the Seller's Warranties Agreement, the Custodial Agreement or the sale and delivery of the Mortgage Loans or the consummation of the transactions contemplated by the Purchase Agreement and the Seller's Warranties Agreement; or (ii) any required consent, approval, authorization or order has been obtained by the Seller. To the extent that the Mortgage Loans

                              EXHIBIT 2 - PAGE 2
          may be deemed "securities" under the Securities Act of 1933, as amended, the offer and sale of the Mortgage Loans by the Seller to the Purchaser is exempt from registration pursuant to Section 4(5) of such Act, subject to the Purchaser's representation that it will purchase such Mortgage Loans for its own account.

     6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of, the Purchase Agreement, the Seller's Warranties Agreement, the Custodial Agreement or the Mortgage Loans conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Seller, the terms of any indenture or other agreement or instrument to which the Seller is a party or by which it is bound or to which it is subject, or violates any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Seller is subject or by which it is bound.

     7. There is no action, suit, proceeding or investigation pending or, to the best of [our] [my] knowledge, threatened against the Seller which, in [our] [my] judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted or in any material liability on the part of the Seller or which would draw into question the validity of the Purchase Agreement, the Mortgage Loans, the Seller's Warranties Agreement, the Custodial Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the transactions contemplated thereby, or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement, the Mortgage Loans, the Custodial Agreement or the Seller's Warranties Agreement.

     8. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement and the Seller's Warranties Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

     9. The Mortgages have been duly assigned and the Mortgage Notes have been duly endorsed as provided in the Custodial Agreement. The Assignments of Mortgage are in recordable form, except for the insertion of the name of the assignee, and upon the name of the assignee being inserted, are acceptable for recording under the laws of the state where each related Mortgaged Property is located. The endorsement of the Mortgage Notes, the delivery to the Custodian of the Assignments of Mortgage, and the delivery of the original endorsed Mortgage Notes to the Custodian are sufficient to permit the Purchaser to avail

                              EXHIBIT 2 - PAGE 3
          itself of all protection available under applicable law against the claims of any present or future creditors of the Seller, and are sufficient to prevent any other sale, transfer, assignment, pledge or hypothecation of the Mortgages and the Mortgage Notes by the Seller from being enforceable.

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchaser or purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

                              Very truly yours,


                              ------------------------------------------------
                                                  [Name]
                                         [Assistant] General Counsel

                              EXHIBIT 2 - PAGE 4

                                                                       EXHIBIT 3
                                                                       ---------

                  FORM OF OPINION OF COUNSEL TO THE CUSTODIAN

                                    (date)

CS First Boston Mortgage Capital Corp.
Park Avenue Plaza
New York, New York 10055

Dear Sirs and Mesdames:

          [We] [I] have acted as counsel to Bankers Trust Company of California, N.A. (the "Custodian"), in connection with the execution and delivery of the
           ---------
Custodial Agreement, dated as of August 1, 1996 (the "Agreement"), among T.A.R.
                                                      ---------
Preferred Mortgage Corporation (the "Seller"), you, Advanta Mortgage Corp. USA
                                     ------
(the "Servicer") and the Custodian with respect to the Mortgage Loans delivered
      --------
by the Seller as to which the Custodian named herein is to act as custodian.

          [We] [I] have reviewed the Agreement and such other matters as we have deemed appropriate in order to deliver the opinions contained herein.

          Based upon the foregoing, it is [our] [my] opinion that:

          1. The Custodian is a [federally] [state] chartered commercial bank duly organized, validly existing and in good standing under the laws of the [United States] [the State of ______] with full right, power and authority to enter into, execute and deliver the Agreement.

          2. The Agreement has been duly authorized, executed and delivered by the Custodian and constitutes the legal, valid and binding agreement of and enforceable against the Custodian in accordance with its terms, subject to bankruptcy laws and other similar laws of general application affecting rights of creditors and subject to the application of the rules of equity, including those respecting the availability of specific performance, none of which will materially interfere with the realization of the benefits provided under the Agreement.

          This opinion is given to you for your sole benefit, and no other person or entity is entitled to rely hereon except that the purchasers to which you initially and directly resell the Mortgage Loans may rely on this opinion as if it were addressed to them as of its date.

                              Very truly yours,

                                                                       EXHIBIT 4
                                                                       ---------

                    FORM OF SECURITY RELEASE CERTIFICATION

                           ___________________, 1991

Federal Home Loan Bank of

_________________________

_________________________

_________________________

_________________________

Attention:________________________________________
          ________________________________________


          Re:  Notice of Sale and Release of Collateral
               ----------------------------------------

Dear Sirs:

          This letter serves as notice that T.A.R. Preferred Mortgage Corporation, a [state] [federally] chartered savings and loan association [in the state of ___________] (the "Association") has committed to sell to CS First
                                -----------
Boston Mortgage Capital Corp. ("First Boston") under a Purchase Agreement dated
                                ------------
as of August 1, 1996, certain mortgage loans originated by the Association. The Association warrants that the mortgage loans to be sold to First Boston are in addition to and beyond any collateral required to secure advances made by you to the Association.

          The Association acknowledges that the mortgage loans to be sold to First Boston shall not be used as additional or substitute collateral for advances made by you. First Boston understands that the balance of the Association's mortgage loan portfolio may be used as collateral or additional collateral for advances made by you, and confirms that it has no interest therein.

          Execution of this letter by the Federal Home Loan Bank of _________________________ shall constitute a full and complete release of any security interest, claim, or lien which the Federal Home Loan Bank of _____________________ may have against the mortgage loans to be sold to First Boston.

                              Very truly yours,


                              T.A.R. Preferred Mortgage Corporation

                              By:____________________________________________
                              Name:__________________________________________
                              Title:_________________________________________
                              Date:__________________________________________

Acknowledged and approved:


FEDERAL HOME LOAN BANK OF

__________________________


By:_______________________________
Name:_____________________________
Title:____________________________
Date:_____________________________

                              EXHIBIT 4 - PAGE 2

                                                                       EXHIBIT 5
                                                                       ---------

                    FORM OF SECURITY RELEASE CERTIFICATION

                       I.  Release of Security Interest
                         ----------------------------

          The financial institution named below hereby relinquishes any and all right, title and interest it may have in all Mortgage Loans to be purchased by CS First Boston Mortgage Capital Corp. from the Seller named below pursuant to that certain Purchase Agreement, dated as of August 1, 1996, and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees, as of the date and time of the sale of such Mortgage Loans to CS First Boston Mortgage Capital Corp.

Name and Address of Financial Institution


     ________________________________
                (name)


     ________________________________
               (Address)


     By:_____________________________

                         II.  Certification of Release
                              ------------------------

          The Seller named below hereby certifies to CS First Boston Mortgage Capital Corp. that, as of the date and time of the sale of the above mentioned Mortgage Loans to CS First Boston Mortgage Capital Corp., the security interests in the Mortgage Loans released by the above named financial institution comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                              T.A.R. Preferred Mortgage Corporation


                              By:_______________________________________
                              Title:____________________________________
                              Date:_____________________________________

                              EXHIBIT 5 - PAGE 2

                                                                       EXHIBIT 6
                                                                       ---------

                           SCHEDULE OF MORTGAGE LOANS